Exhibit 99.1

AMENDMENT NO. 3, CONSENT AND WAIVER

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3, CONSENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of September 21, 2009, is by and among URBAN OUTFITTERS, INC., a Pennsylvania corporation (“Urban”), and certain of its subsidiaries listed on Schedule 1 attached hereto (together with Urban, individually and collectively, the “Borrowers”); the Lenders party to the Credit Agreement defined below, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated September 23, 2004, by and among the Borrowers, the Lenders referred to therein, and the Administrative Agent, as amended by (i) that certain Letter Agreement Concerning Amended and Restated Note, dated May 18, 2005, (ii) that certain First Amendment to Amended and Restated Credit Agreement, dated November 30, 2006, (iii) that certain Extension of Amended and Restated Credit Agreement, dated November 27, 2007, and (iv) that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated December 10, 2007 (as so amended and as may be further amended, restated or modified from time to time, the “Credit Agreement”) the Lenders agreed, inter alia, to provide for a revolving line of credit in the maximum principal amount of Sixty Million Dollars ($60,000,000) to fund working capital (including capital expenditures), to support the issuance of documentary and standby Letters of Credit, and to finance the general corporate purposes of the Borrowers, and (ii) provide for the ability to increase the Commitment Amount up to the maximum principal amount of One Hundred Million Dollars ($100,000,000).

B. Borrowers have requested to amend the Credit Agreement, to, inter alia: (i) add an additional Borrower; and (ii) add certain additional Guarantors.

C. Prior to the date hereof (i) Urban Outfitters (Delaware), Inc., a Delaware corporation that was a Borrower, was merged with and into U. O. Merchandise, Inc., a newly-created Pennsylvania corporation (the “U.O.Merger”), and (ii) Free People LLC, a Delaware limited liability company that was a Guarantor, was merged with and into Free People of PA LLC (f/k/a Free People East LLC), a Pennsylvania limited liability company (the “Free People Merger,” and together with the U. O. Merger, collectively, the “Mergers,” and each a “Merger”). The consummation of each of the Mergers caused the occurrence of certain Events of Default (the “Merger Events of Default”).

D. Borrowers have requested that the Lenders and the Administrative Agent consent to the Mergers and waive all Events of Default that have occurred and are continuing solely as the result of the Mergers and the entrance by any of Urban Outfitters (Delaware), Inc., U. O. Merchandise, Inc., Free People LLC, and Free People of PA LLC, into, and the performance of, the agreements, instruments, certificates and other documents evidencing any of the Mergers (collectively, the “Merger Documents”).

E. The Lenders and the Administrative Agent have agreed to the foregoing modifications, consents, and waivers, as more particularly described herein and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Definitions.

(a)	General Rule. Except as expressly set forth herein, all capitalized terms used and defined herein have the respective meanings ascribed thereto in the Credit Agreement.

(b)	Additional Definitions. The following additional definitions are added to Section 1.1 of the Credit Agreement to read in their entireties as follows:

“Bermuda Dollars” means the lawful currency of Bermuda.

“Fourth Amended and Restated Notes” means, collectively, those certain Fourth Amended and Restated Promissory Notes, each dated as of September 21, 2009, by the Borrowers in favor of each Lender.”

“Hong Kong Dollars” means the lawful currency of Hong Kong.

“Joinder to Continuing Letter of Credit Agreement” means any Joinder to that certain Continuing Letter of Credit Agreement, dated as of September 21, 2007, in the form of Exhibit I to the Third Amendment, to be entered into by any Subsidiary of any of the Borrowers, pursuant to which such Subsidiary becomes a party to the Continuing Letter of Credit Agreement.

“Post-Closing Letter Agreement” between Urban and the Administrative Agent, dated as of September 21, 2009.

“Third Amendment” means that certain Amendment No. 3 to Amended and Restated Credit Agreement, by and among Borrowers, Lenders, and Administrative Agent, dated as of September 21, 2009.

“Third Amendment Documents” means, collectively, the Third Amendment, the Joinder to Guaranty, the Fourth Amended and Restated Note, the Joinder to Continuing Letter of Credit Agreement, the Post-Closing Letter Agreement, and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor, or their counsel in connection with the Third Amendment or otherwise referred to therein or contemplated thereby all as they may be amended, restated or otherwise modified.

“Third Amendment Effective Date” means the date on which the conditions set forth in Section 4 of the Third Amendment have been satisfied.

(c)	Amended Definitions. The following definitions are amended and restated to read in their entireties as follows:

“Alternate Currency” means as of the date hereof Pounds Sterling, Irish Punts, Hong Kong Dollars, Bermuda Dollars, and the euro and hereafter means such currencies or such other lawful currency other than Dollars that is freely transferable and convertible into Dollars as each Lender and Administrative Agent may mutually agree and from time to time designate as an Alternate Currency, each such Alternate Currency specified herein or hereafter designated to remain in effect as such until notice is given by any Lender or Administrative Agent that such currency is no longer available as an Alternate Currency.

“Guarantors” means collectively those direct and indirect Subsidiaries of the Borrowers set forth on Schedule 3 to the Third Amendment, and “Guarantor” means any of such Guarantors and each additional entity whether now owned or hereafter acquired that becomes a Guarantor pursuant to Section 8.12 hereof; provided, however, that Urban Outfitters Canada, Inc., a corporation formed under the laws of Canada, shall not be a Guarantor.

“Loan Documents” means, collectively, this Agreement, the Note, the Guaranty Agreement, the Applications, the Letters of Credit and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor or their counsel in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified, including, without limitation, the First Amendment Documents, the Second Amendment Documents, and the Third Amendment Documents.

“Non-U.S. Borrowers” means, collectively, all Borrowers formed under a jurisdiction outside of the United States, including, without limitation, URBN UK Limited (f/k/a Urban Outfitters UK Limited), a corporation formed under the laws of England and Wales, Urban Outfitters Ireland Limited, a corporation formed under the laws of the Republic of Ireland, and HK Sourcing Limited, a limited liability company incorporated in Hong Kong, and “Non-U.S. Borrower” means any of such Non-U.S. Borrowers.

2.	Amendments to Credit Agreement and Replacements of Schedules to Credit Agreement.

(a)	Replacement of Schedules 1 (Subsidiaries that are Borrowers) and 3 (Guarantors). Schedules 1 and 3 to the Credit Agreement are hereby amended and restated in their entireties as set forth on Schedule 1 and Schedule 3, respectively, to this Third Amendment. All references in the Loan Agreement to Schedule 1 and/or Schedule 3 shall be deemed to be references to the Schedule 1 and/or Schedule 3 attached to this Third Amendment. For the avoidance of doubt, as a result of the Merger, from and after the effective date of the Merger Urban Outfitters (Delaware), Inc. shall no longer be a Borrower, nor a party to the Credit Agreement or any of the other Loan Documents.

(b)	Amendment of Section 10.4(b) and Replacement of Schedule 10.4(b) (Investment Policy and Guidelines). Section 10.4(b) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

“(b) investments made in accordance with the Investment Policy and Guidelines attached hereto as Schedule 10.4(b) as in effect on the Third Amendment Effective Date, which Investment Policy and Guidelines may be updated or amended by the Borrowers without the consent of Wachovia; provided, that such updates or amendments shall not become a part of this Credit Agreement without ten (10) days prior written notice to Wachovia;”

Schedule 10.4(b) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 10.4(b) attached to this Third Amendment. All references in the Loan Agreement to Schedule 10.4(b) shall be deemed to be references to the Schedule 10,4(b) attached to this Third Amendment

3.	Representations and Warranties. Borrowers hereby represent and warrant to Lenders, as to themselves and their Subsidiaries, as follows:

(a)	Representations. As of the Third Amendment Effective Date and after giving effect thereto, the Borrowers represent and warrant as follows: (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and (iii) no Borrower is aware of any Material Adverse Effect.

(b)	Power and Authority. Each Borrower has the power and authority under the laws of its jurisdiction of formation and under its respective formation documents to enter into and perform this Third Amendment and the other documents and agreements required hereunder (collectively, the “Third Amendment Documents”); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Third Amendment Documents have been taken; and each of the Third Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of Borrowers, enforceable in accordance with its respective terms.

(c)	No Violations of Law or Agreements. The execution and performance of the Third Amendment Documents by Borrowers and Guarantors party thereto will not: (i) violate any provisions of any law or regulation, federal, state, local, or foreign, or any formation document of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower or its property may be bound.

4.	Conditions to Effectiveness of Amendment. This Third Amendment shall be effective upon the date of Administrative Agent’s receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

(a)	Third Amendment. This Third Amendment duly executed and delivered by each of the Borrowers, the Lenders, and the Administrative Agent.

(b)	Amended Disclosure Schedules to Credit Agreement. The amended disclosure schedules to Credit Agreement, to attached hereto as Schedules 1, 3, and 10.4(b), respectively.

(c)	Joinder to Continuing Letter of Credit Agreement. The Joinder to Continuing Letter of Credit Agreement, duly executed and delivered by each of HK Sourcing Limited, a limited liability company incorporated in Hong Kong, and U. O. Merchandise, Inc., a Pennsylvania corporation, in the form attached hereto as Exhibit I.

(d)	Fourth Amended and Restated Notes. The Fourth Amended and Restated Notes, each dated of even date herewith, by the Borrowers in favor of each Lender, in the aggregate maximum principal amount of Sixty Million Dollars ($60,000,000) in the form, attached hereto as Exhibit II.

(e)	Joinder to Guaranty. The Joinder to Guaranty, duly executed and delivered by each of URBN NL Holding C.V., a Dutch limited partnership, UO (Bermuda) Limited, a Bermuda company limited by shares, and Free People of PA LLC, a Pennsylvania limited liability company, guarantying the Borrowers’ obligations under the Credit Agreement, in the form attached hereto as Exhibit III.

(f)	Secretary’s Certificate for the New Borrowers. Secretary’s Certificate for each of HK Sourcing Limited and U. O. Merchandise, Inc., including and/or attaching, as the case may be: (i) a certification of the incumbency for such Borrower; (ii) the formation documents of such Borrower (including, without limitation, articles of incorporation, by-laws, operating agreement, and other similar organizational documents, as the case may be); (iii) resolutions of the Board of Directors (or equivalent governing body) of such Borrower, approving the Third Amendment and the transactions contemplated thereby[; and (iv) a certificate of good standing or subsistence, as the case may be, issued by the Secretary of State or equivalent governing body of such Borrower’s jurisdiction or country of incorporation or organization, as the case may be, and dated as of a recent date acceptable to the Agent in its sole discretion].

(g)	Evidence of Name Change. Documentation issued by the appropriate governmental office, evidencing name change of Urban Outfitters UK Limited to URBN UK Limited.

(h)	Secretary’s Certificate for each of the New Guarantors. Secretary’s Certificate for each of URBN NL Holding C.V., UO (Bermuda) Limited, and Free People of PA LLC, including and/or attaching, as the case may be: (i) a certification of the incumbency for such Guarantor; (ii) the formation documents of such Guarantor (including, without limitation, articles of incorporation, articles of organization, by-laws, operating agreement, and other similar organizational documents, as the case may be); (iii) (x) resolutions of the Board of Directors (or equivalent governing body) of UO (Bermuda) Limited, (y) written consent of each of the general and limited partners of URBN NL Holding C.V., and (z) written consent of the Board of Managers (or equivalent governing body) of Free People of PA LLC, in each case, approving the Third Amendment and the transactions contemplated thereby; and (iv) certificates of good standing or subsistence, as the case may be, issued by the Secretary of State or equivalent governing body of each such Guarantor’s jurisdiction of incorporation, organization, or formation, as the case may be.

(i)	Financial Condition and Officer Compliance Certificate. Financial Condition and Officer Compliance Certificate executed and delivered by an authorized officer of Urban, in substantially the form attached hereto as Exhibit IV.

(j)	Post-Closing Letter Agreement. Post-Closing Letter Agreement executed by an authorized officer of Urban and the Administrative Agent, in the form attached hereto as Exhibit V.

(k)	Hong Kong Legal Opinion. Legal Opinion of Richards Butler, in association with Reed Smith LLP, Hong Kong counsel to the Borrowers, in form and substance satisfactory to the Administrative Agent.

(l)	Bermuda Legal Opinion. Legal Opinion of Cox Hallett Wilkinson, Bermuda counsel to the foreign Guarantors, in form and substance satisfactory to the Administrative Agent.

(m)	Dutch Legal Opinion. Legal Opinion of Heussen B.V., Dutch counsel to the foreign Guarantors, in form and substance satisfactory to the Administrative Agent.

(n)	Pennsylvania Legal Opinion. Legal Opinion of Pennsylvania counsel to the Borrowers, with respect to each of U. O. Merchandise, Inc. and Free People of PA, LLC, in form and substance satisfactory to the Administrative Agent.

(o)	Lien Searches. Such lien searches as Administrative Agent may reasonably request, including, without limitation, lien searches for each of (i) HK Sourcing Limited, URBN NL Holding, C.V., and UO (Bermuda) Limited, in each of Washington, D.C. and the respective country of formation or organization, and (ii) each of U. O. Merchandise, Inc. and Free People of PA LLC, in the Commonwealth of Pennsylvania, in each case, the results of which shall be satisfactory to Administrative Agent in its sole discretion.

(p)	Other Documents. Such additional documents as Administrative Agent may reasonably request.

(q)	Payment of the Administrative Agent’s Legal and Other Fees. Payment to the Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Third Amendment.

(r)	Evidence of Hazard and Liability Insurance. Evidence that the Borrowers have in place Hazard and Liability Insurance as required pursuant to Section 8.2 of the Credit Agreement.

(s)	Satisfaction of Due Diligence Review. Review by the Administrative Agent and its counsel of all corporate or organizational documentation of the Borrower, as well as other legal and financial due diligence; provided, however, that this Third Amendment shall not be effective unless and until the results of the due diligence review are acceptable to the Administrative Agent, in its discretion.

5.	Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Third Amendment; and (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect, as amended hereby.

6.	Acknowledgement and Agreement of the New Borrowers

(a)	HK Sourcing Limited hereby acknowledges and agrees that (a) it has read the Credit Agreement, and (b) from and after the date of this Third Amendment, (i) it makes each of the representations and warranties made by a Borrower as though fully set forth herein, agrees to the covenants set forth in the Credit Agreement, and shall be bound by all of the terms and conditions of, and shall be an additional Borrower under, the Credit Agreement, (ii) represents that its address for notices is Unit 3301-04, 33/F, Tower 1, 223 Hing Fong Road, Kwai Chung, NT, Hong Kong; and (iii) it is and shall be for all purposes a Borrower under the Credit Agreement.

(b)	U. O. Merchandise, Inc. hereby acknowledges and agrees that (a) it has read the Credit Agreement, and (b) from and after the date of this Third Amendment, (i) it makes each of the representations and warranties made by a Borrower as though fully set forth herein, agrees to the covenants set forth in the Credit Agreement, and shall be bound by all of the terms and conditions of, and shall be an additional Borrower under, the Credit Agreement, (ii) represents that its address for notices is 5000 S. Broad Street, Philadelphia, PA 19112; and (iii) it is and shall be for all purposes a Borrower under the Credit Agreement.

7.	Consent to the Mergers, and Waiver of Events of Default Notwithstanding any prohibition to the contrary contained in the Credit Agreement or in any of the other Loan Documents, the Administrative Agent and the Lenders hereby explicitly consent to the consummation of the Mergers, and the entrance by the parties thereto into the Merger Documents to which each is a party, and waive all Events of Default that have occurred and are continuing, or otherwise would result, solely from the entrance by the parties thereto into the Merger Documents, and the performance by the each parties thereto of the transactions contemplated thereby, including, without limitation, the Mergers and failure to deliver the notice and joinders that may have been required under Section 8.12 of the Credit Agreement.

8.	Miscellaneous.

(a)	Borrowers agree to pay Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent and its counsel in connection with the due diligence review, the preparation, execution and delivery of this Third Amendment, and the future administration by the Administrative Agent of this Third Amendment and the transactions contemplated hereby.

(b)	This Third Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

(c)	This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

(d)	Entirety. This Third Amendment, together with the other Third Amendment Documents, the Credit Agreement, and the other Loan Documents, represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral and written, if any, including any commitment letters or correspondence relating to the Third Amendment Documents, the other Loan Documents or the transactions contemplated herein or therein.

(e)	No Waiver. Except as expressly set forth herein, the execution, delivery and performance of this Third Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent, any Issuing Lender, or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3, Consent and Waiver the day and year first above written.

Borrowers:

[CORPORATE SEAL]	URBAN OUTFITTERS, INC.

	By:	/s/ Richard A. Hayne
	Name:	Richard A. Hayne
	Title:	Director & Chairman

[CORPORATE SEAL]	UO FENWICK, INC.

	By:	/s/ John E. Kyees
	Name:	John E. Kyees
	Title:	Chief Financial Officer

[CORPORATE SEAL]	U. O. MERCHANDISE, INC.

	By:	/s/ John E. Kyees
	Name:	John E. Kyees
	Title:	Chief Financial Officer

[CORPORATE SEAL]	HK SOURCING LIMITED

	By:	/s/ Robert Ross
	Name:	Robert Ross
	Title:	Director

[CORPORATE SEAL]	URBN UK LIMITED f/k/a URBAN OUTFITTERS UK LIMITED

	By:	/s/ Richard A. Hayne
	Name:	Richard A. Hayne
	Title:	Director

	By:	/s/ Glen A. Bodzy
	Name:	Glen A. Bodzy
	Title:	Director

[CORPORATE SEAL]	URBAN OUTFITTERS IRELAND LIMITED

	By:	/s/ John E. Kyees
	Name:	John E. Kyees
	Title:	Director

	By:	/s/ Glen A. Bodzy
	Name:	Glen A. Bodzy
	Title:	Director

Lender:

WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK,)
as a Lender, Issuing Lender and as Administrative Agent

	By:	/s/ Stephen T. Dorosh
	Name:	Stephen T. Dorosh
	Title:	Vice President

SCHEDULE 1

Subsidiaries that are Borrowers

U. O. Fenwick, Inc., a Delaware corporation;

U. O. Merchandise, Inc., a Pennsylvania corporation;

URBN UK Limited (f/k/a Urban Outfitters UK Limited), a corporation formed under the laws of England and Wales;

Urban Outfitters Ireland Limited, a corporation formed under the laws of the Republic of Ireland; and

HK Sourcing Limited, a limited liability company incorporated in Hong Kong

SCHEDULE 3

Subsidiaries that are Guarantors

Anthropologie, Inc., a Pennsylvania corporation;

Urban Outfitters Wholesale, Inc., a Pennsylvania corporation;

Urban Outfitters Direct LLC, a Pennsylvania limited liability company;

Anthropologie Direct LLC, a Pennsylvania limited liability company;

U.O.D. Secondary, Inc., a Delaware corporation;

UOGC, Inc., a Florida corporation;

Urban Outfitters West LLC, a California limited liability company;

Free People of PA LLC, a Pennsylvania limited liability company;

Freepeople.com LLC, a Delaware limited liability company;

Urban Outfitters Holdings LLC, a Pennsylvania limited liability company;

Anthropologie Holdings LLC, a Pennsylvania limited liability company;

Urbanoutfitters.com LP, a Pennsylvania limited partnership;

Anthropologie.com, a Pennsylvania limited partnership;

U. O. Real Estate LLC, a Pennsylvania limited liability company;

URBN NL Holding, C.V., a Dutch limited partnership; and

UO (Bermuda) Limited, Bermuda company limited by shares